ANNEX A








                          REGISTRATION RIGHTS AGREEMENT

                             Dated as of August 14, 1997

                                  By and Among


                              WESTAR CAPITAL, INC.,


                             WESTERN RESOURCES, INC.

                                       and

                             TYCO INTERNATIONAL LTD.



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                                  COMMON SHARES

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         This  REGISTRATION  RIGHTS  AGREEMENT  is made and  entered  into as of
August 14, 1997, by and among WESTAR CAPITAL, INC. (the "Shareholder"), a Kansas corporation and a wholly-owned subsidiary of Western Resources, Inc., WESTERN RESOURCES, INC., a Kansas corporation, and TYCO INTERNATIONAL LTD., a Bermuda company (the "Company")

         The Shareholder is the beneficial owner of certain Registrable Securities (as defined below) issued by the Company. The Company and the Shareholder deem it to be in their respective best interests to set forth the rights of the Shareholder in connection with public offerings and sales of the Registrable Securities.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company, the Shareholder and Western Resources, Inc., intending legally to be bound, hereby agree as follows.

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" of any Person shall mean any other Person who either directly or indirectly is in control of, is controlled by, or is under common control with such Person. The term "control" (including the terms "controlling," "controlled by" and under "common control with") with respect to any Person means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Block Trade" shall mean the disposition at a single time in a single transaction, including through one or more placement agents, by one or more Holders, of any or all of the Registrable Securities to one or more Institutional Investors. "Institutional Investor" shall mean any insurance company, pension fund, mutual fund, investment company, commercial bank, savings bank, savings and loan association, investment banking company, trust company or any finance or credit company, or any portfolio or investment fund managed by any of the foregoing.

         "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to close.

         "Common Shares" shall mean the common shares, par value $0.20 per share, of the Company or any securities issued in exchange therefor in any recapitalization, reclassification, merger, consolidation or similar transaction.

         "Designated Holder" shall mean the Shareholder or any other Holder designated by notice in writing to the Company from Western to act as Designated Holder.


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         "Exchange  Act"  shall mean the  Securities  Exchange  Act of 1934,  as
amended  (or  any  similar  successor  federal  statute),   and  the  rules  and
regulations thereunder, as the same are in effect from time to time.

         "Exclusive Period" shall mean the period beginning on the date hereof and ending on the later of (i) October 3, 1997 and (ii) sixty (60) days from the date that the Shelf Registration Statement is first declared effective by the SEC, not including any days during which a Material Development Election is in effect

         "Hold-Back Election" shall have the meaning set forth in Section 7(a) hereof.

         "Holder" shall mean any Person that owns Registrable Securities; provided, however, that no person other than Western, the Shareholder and any other wholly-owned, direct or indirect subsidiary of Western may be a Holder.

         "Material  Development  Election"  shall have the  meaning set forth in
Section 7(b) hereof.

         "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Registrable Securities" shall mean (i) the Common Shares owned by the Shareholder as of the date hereof; and (ii) any other securities issued or issuable as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the securities referred to in clause (i) above; provided, however, that any Registrable Security shall cease to be such after either (x) the later of (1) July 16, 1998 and (2) such time as such security has become an Unrestricted Security, or (y) such time as such security has been transferred, with or without consideration, to any Person other than a Holder.

         "Registration Statement" shall mean any registration statement under the Securities Act, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement. Unless the context requires otherwise, "Registration Statement" refers to a registration statement with respect to Registrable Securities under this Agreement.


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

         "Rule 415" shall mean Rule 415 promulgated under the Securities Act or any similar successor rule thereto that may be promulgated by the SEC.

         "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Securities  Act" shall mean the Securities Act of 1933, as amended (or
any  similar  successor   federal  statute),   and  the  rules  and  regulations
thereunder, as the same are in effect from time to time.

         "Shelf Registration" shall mean the registration of securities for sale on a continuous or delayed basis pursuant to Rule 415. Unless the context requires otherwise, "Shelf Registration" refers to a registration of Registrable Securities.

         "Shelf Registration Statement" shall mean a Registration Statement filed in connection with a Shelf Registration of Registrable Securities in accordance with Section 2 hereof.

         "Underwritten Offering" shall mean a registered offering in which securities are sold to one or more underwriters on a firm commitment basis for reoffering to the public. Unless the context requires otherwise, "Underwritten Offering" refers to an offering of Registrable Securities.

         "Unrestricted Securities" shall mean Common Shares that may be sold pursuant to Rule 144(k) under the Securities Act, or any similar successor rule thereto that may be promulgated by the SEC.

         "Western" shall mean Western Resources, Inc. and any successor corporation to Western Resources, Inc. by way of merger, consolidation, exchange procedure or other business combination pursuant to which all of the shareholders of Western immediately prior to such business combination (other than shareholders exercising statutory appraisal rights) are shareholders of the successor immediately following such combination.

         SECTION 2. SHELF REGISTRATION

         (a) Filing and Effectiveness. As soon as reasonably practicable following the date hereof (and in no event later than five (5) Business Days from the date hereof), the Company shall file with the SEC a Shelf Registration Statement for the sale by the Holders of the Registrable Securities. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable after the filing thereof, and thereafter to keep it continually effective until the earlier of (i) the date that is twenty-four (24) months from the effective date thereof; and (ii) the date when no more than 500,000 of the aggregate number of Registrable Securities initially included in the Shelf Registration Statement (appropriately adjusted for any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, exchange or similar transaction with respect to the Common


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Shares)  shall  continue  to  constitute  Registrable   Securities.   The  Shelf
Registration Statement shall be on Form S-3 (or any successor or substantially similar form in use at the time), if the Company satisfies the eligibility requirements for use of such Form. The Company represents and warrants to the Shareholder that, as of the date of this Agreement, the Company is eligible to use Form S-3 for the Shelf Registration of securities under the Securities Act for transactions involving secondary offerings and agrees to use its reasonable best efforts to preserve such eligibility for so long as the Company is obligated to maintain the effectiveness of the Shelf Registration Statement.

         (b) Subsequent Holders. If any person becomes a Holder of Registrable Securities that were included in the Shelf Registration Statement subsequent to the time that the Shelf Registration Statement became effective, the Company shall add such Holder to the Shelf Registration Statement, on a timely basis, through a post-effective amendment or a supplement to the Prospectus, as shall be necessary in accordance with the rules of the SEC under the Securities Act to include such Holder as a selling shareholder in a distribution under the Shelf Registration Statement.

         (c) Sole Methods of Distribution. The sole methods of distribution under the Shelf Registration Statement shall be either (i) an Underwritten Offering, requested in accordance with Section 3, (ii) a Block Trade, requested in accordance with Section 4, or (iii) an Underwritten Ofering requested in accordance with Section 5(a)(iv); provided, however, that in no event shall the total number of Underwritten Offerings and Block Trades under the Shelf Registration Statement pursuant to Section 3 and Section 4 exceed three (3) in the aggregate; and provided further that no Unrestricted Securities may be sold in a Block Trade under the Shelf Registration Statement.

         Subject to Section 7(a), nothing in this Agreement shall in any way restrict any Holder from selling or otherwise transferring the risk or benefit of ownership of securities of the Company in any manner not provided in this Agreement, including any sale of Common Shares purchased by Westar in the open market.

         SECTION 3. UNDERWRITTEN OFFERINGS.

         (a) Request. Upon the written request of a Holder or Holders, the Company shall facilitate an Underwritten Offering under the Shelf Registration Statement in accordance with the provisions of this Agreement; provided, however, that the Company shall not be obligated to facilitate any Underwritten Offering for less than 500,000 Common Shares (or their equivalent). The number of shares in the preceding proviso shall be appropriately adjusted for any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, exchange or similar transaction with respect to the Common Shares.

         (b) Notice of Request; Procedures. At least ten (10) Business Days prior to the time that any Holder or Holders propose to effect an Underwritten Offering, such Holders shall deliver to the Company a written notice setting forth the proposed timing of such Underwritten Offering, the number of Registrable Securities to be offered and any other material


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information  of the Holders  relevant  to the  proposed  Underwritten  Offering, including information reasonably necessary for the preparation of any required supplement to the Prospectus. Thereafter, the Company shall, as soon as reasonably  practicable  but in any event in  sufficient  time for effecting the
proposed  Underwritten   Offering,   prepare  any  required  supplement  to  the
Prospectus and perform any other procedures required to be performed by the Company under this Agreement that are necessary to effect the proposed Underwritten Offering.

         (c) Road Show. The Company will use its reasonable best efforts to cooperate in a marketing effort in respect of any Underwritten Offering, including participation in a "road show" with appropriate senior management, to assist the Holders in selling Registrable Securities in such Underwritten Offering.

         (d) Revocation of Request. A Holder or Holders requesting an Underwritten Offering pursuant to this Section 3 may, at any time prior to the consummation of such Underwritten Offering, revoke such request by providing written notice of revocation to the Company; provided, however, that the Holder or Holders revoking any request for an Underwritten Offering, at their option, shall either pay all reasonable expenses (not to exceed $500,000) of the Company incurred with respect to such revoked request in accordance with Section 8 or such revoked request shall be deemed a consummated Underwritten Offering for purposes of Section 2(c).

         Section 4. BLOCK TRADE. (a) Notice. At least three (3) Business Days before any Holder or Holders propose to effect a Block Trade (two (2) Business Days if the Holders do not require delivery of the documentation set forth in clause (xii) of Section 6(a)), such Holders shall deliver to the Company a written notice setting forth the proposed timing of such Block Trade, stating the number of the securities to be sold and including any other material information of the Holders relevant to the proposed Block Trade, including information reasonably necessary for the preparation of any required supplement to the Prospectus. Thereafter, the Company shall, as soon as reasonably practicable but in any event in sufficient time for effecting the proposed Block Trade, prepare any required supplement to the Prospectus and perform any other procedures required to be performed by the Company under this Agreement that are necessary to effect the proposed Block Trade.

         (b) Revocation. A Holder or Holders requesting a Block Trade pursuant to this Section 4 may, at any time prior to the consummation of such Block Trade, revoke such request by providing written notice of revocation to the Company; provided, however, that the Holder or Holders revoking any request for an Underwritten Offering, at their option, shall either pay all reasonable expenses (not to exceed $25,000) of the Company incurred with respect to such revoked request in accordance with Section 8 or such revoked request shall be deemed a consummated Block Trade for purposes of Section 2(c).


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         SECTION 5. PIGGYBACK REGISTRATION.

         (a) Mutual Piggyback Registration.

         (i) Applicability. The provisions of this Section 5(a) shall apply from and after the end of the Exclusive Period.

         (ii) Company Piggyback Right. If a Holder or Holders deliver a notice of a proposed Underwritten Offering in accordance with Section 3(b), the Company may elect to participate in the sale of Common Shares in such Underwritten Offering. Such election shall be made by written notice of the Company delivered to the Holders within five (5) Business Days of the Company's receipt of the notice of the Holders in respect of the Underwritten Offering, which notice shall specify the number of Common Shares that the Company proposes to sell in the Underwritten Offering. If the Company elects to participate in the Underwritten Offering, the Company shall promptly file an amendment to the Shelf Registration Statement or shall file a new Registration Statement, as required under the Securities Act in order to permit the Company to sell Common Shares in the Underwritten Offering. The Underwritten Offering shall thereafter be consummated as soon as practicable after the earlier to occur of (x) the time the required amendment to the Shelf Registration Statement or new Registration Statement shall become effective under the Securities Act, provided that the Company shall use its reasonable best efforts to cause such amendment or Registration Statement to become effective as soon as practicable, and (y) thirty (30) calendar days from the date of delivery by the Company to the Holders of the notice of the Company's election to participate in the proposed Underwritten Offering of the Holders.

         (iii) Holder Piggyback on Company Registration Statement. If the Company at any time proposes to file a registration statement with respect to the Underwritten Offering of Common Shares for its own account, then the Company shall in each case give written notice of such proposed filing to the Holders at least ten (10) Business Days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement. Each Holder desiring to have its Registrable Securities registered under this Section 5(a)(iii) shall so advise the Company in writing within five (5) Business Days after the date of receipt of the Company's aforesaid notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein. If any such registration is not a Shelf Registration, such Registrable Securities shall be offered in the Underwritten Offering together with the offering of Common Shares by the Company with respect to which such Registration Statement has been filed. If any such registration is a Shelf Registration, such Registrable Securities shall be included in the Registration Statement only for distribution in an Underwritten Offering together with an Underwritten Offering of Common Shares by the Company.

         (iv) Holder Participation in a Company Underwritten Offering. If the Company at any time proposes to effect an Underwritten Offering of Common Shares for its


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own  account  under a  previously  effective  Registration  Statement,  then the
Company shall in each case give written notice of such proposed offering to the Holders at least ten (10) Business Days before the anticipated date of such
Underwritten   Offering,  and  such  notice  shall  offer  to  all  Holders  the opportunity to have any or all of the Registrable Securities then held by the Holders included in such Underwritten Offering, to the extent such Registrable Securities have previously been registered either under the Shelf Registration Statement or a Registration Statement filed pursuant to Section 5(a)(iii) above. Each Holder desiring to have its Registrable Securities offered under this
Section 5(a)(iv) shall so advise the Company in writing within five (5) Business Days after the date of receipt of the Company's aforesaid notice (which request shall set forth the amount of Registrable Securities proposed to be offered), and the Company shall cause to be included in such Underwritten Offering all such Registrable Securities so requested to be included therein.

         (v) Cutback. Notwithstanding the foregoing provisions of this Section 5(a), if the managing underwriter or underwriters of any Underwritten Offering referred to in this Section 5(a) have advised the Company in writing that the total amount of Common Shares of the Holders, the Company and any other Persons intended to be included in such Underwritten Offering is sufficiently large to materially adversely affect the success of such offering, then the amount of Common Shares to be offered in such public offering shall be allocated as follows:

               (i) first, to the Company, in the amount the Company proposes to offer, up to an amount equal to one-half of the maximum amount (the "Maximum Amount") of Common Shares that the managing underwriter or underwriters have advised can be sold in the Underwritten Offering;

               (ii) next, to the Holders, in the amount the Holders propose to offer, up to an amount equal to one-half of the Maximum Amount;

               (iii) next, if the sum of the Common Shares allocated pursuant to clauses (i) and (ii) above is less than the Maximum Amount, to the Company or the Holders, whichever shall have Common Shares proposed to be offered in the Underwritten Offering which have not been allocated under clauses (i) or (ii) above, up to an amount equal to the difference between the Maximum Amount and the amount of Common Shares allocated under clauses (i) and (ii) above; and

               (iv) thereafter, if the sum of the Common Shares allocated pursuant to clauses (i), (ii) and (iii) above is less than the Maximum Amount, to any other Person entitled to participate in the Underwritten Offering, up to an amount equal to the difference between the Maximum Amount and the amount of Common Shares allocated under clauses (i), (ii) and (iii) above.

         (b) Third Party Registration Statement.

               (i) Notice and Participation. If the Company at any time proposes to file a registration statement with respect to the Underwritten Offering of any class of its equity


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securities for the account of a holder of securities of the Company  pursuant to registration rights granted by the Company (a "Requesting Shareholder"), then the Company shall in each case give written notice of such proposed filing to the Holders at least ten (10) Business Days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement; provided, however, that if any such registration is a Shelf Registration, Registrable Securities shall be included therein only for distribution in an Underwritten Offering. Each Holder desiring to have its Registrable Securities registered under this
Section 5 shall so advise the Company in writing within five (5) Business Days after the date of receipt of the Company's aforesaid notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein.

         (ii) Cutback. Notwithstanding the foregoing provisions of this Section 5(b), if the managing underwriter or underwriters of any such Underwritten Offering have advised the Company in writing that the total amount or kind of securities of the Holders, the Company and any other Persons intended to be included in such Underwritten Offering is sufficiently large to materially adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of Holders shall be reduced pro rata, together with the amount or kind of securities to be offered for the accounts of any other Persons requesting registration of securities pursuant to rights similar to the rights of Holders under this Section 5(b), to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company or any Requesting Shareholder are so reduced.

         SECTION 6. REGISTRATION PROCEDURES.

         (a) General. In connection with the Company's registration obligations pursuant to Section 2 hereof, the Company will:

               (i) prepare and file with the SEC a Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time period set forth in Section 2(a), provided that as soon as practicable, but in no event later than three
          (3) Business Days before filing such Registration Statement, any related Prospectus or any amendment or supplement thereto, other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of such Holders and underwriters; not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement) to which the managing underwriters of the applicable offering, if any, or the Holders


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         covered by such Registration  Statement shall have reasonably  objected in writing within two (2) Business Days after receipt of such documents to the effect that such Registration Statement or amendment thereto or Prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act; and comply with the provisions of the Securities Act applicable to the Company with
         respect  to  the   disposition  of  all  securities   covered  by  such
         Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof
         set  forth  in  such  Registration   Statement  or  supplement  to  the
         Prospectus in accordance with this Agreement;

               (ii) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly (1) when a Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration
          Statement or post-effective  amendment,  when it has become effective,
          (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information,
          (3) of the issuance by the SEC of any comments with respect to any filing, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (5) in the case of an Underwritten Offering, if at any time the representations and warranties of the Company contemplated by paragraph (xi) below cease to be true and correct as of any time they are required to be true and correct, (6) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (7) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; and use reasonable best efforts to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

               (iii) if  reasonably  requested  by the managing  underwriter  or underwriters or the Holders of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of the Registrable Securities being sold in such Underwritten Offering agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the aggregate number of shares of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

               (iv) promptly after the filing of any document which is to be incorporated by reference into a Registration Statement or Prospectus, provide without charge copies of such document to the Holders of the Registrable Securities covered thereby and the underwriters, if any;

               (v) furnish to the selling Holders of Registrable  Securities and each managing underwriter, without charge, at least one manually signed or "edgarized" copy, and as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by
          reference  and  all  exhibits   (including   those   incorporated   by
          reference);

               (vi) deliver to the selling Holders and the underwriters, if any, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

               (vii) use reasonable best efforts to register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the then effective Registration Statement; provided, however, that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (vii) or (2) subject itself to general taxation in any such jurisdiction;

               (viii) cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

               (ix) upon the occurrence of any event contemplated by clause (7) of paragraph (ii) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

               (x) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and provide a transfer agent for such Registrable Securities;

               (xi) in the case of an Underwritten Offering, enter into an underwriting agreement and take all such other actions in connection therewith in order to expedite and facilitate the disposition of such Registrable Securities, in each case as the underwriters determine is reasonable and customary in transactions of this kind, and in connection therewith: (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings; (2) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters and the selling Holders of such Registrable Securities and shall cover the matters customarily covered in opinions requested in secondary underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters); (3) obtain "cold comfort" letters from the independent public accountants of the Company addressed to the selling Holders of such Registrable Securities and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings; and (4) deliver such documents and certificates as may be reasonably requested by the selling Holders and the managing underwriters to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company in respect of the relevant offering;

               (xii) in the case of a Block Trade: (1) obtain an opinion of counsel addressed to the selling Holders covering matters that are no more extensive in scope than would be customarily covered in opinions obtained in secondary underwritten offerings by issuers with similar market capitalization and reporting and financial histories; (2) obtain a "cold comfort" letter from the independent public accountants of the Company and covering matters that are no more extensive in scope than would be customarily covered in "cold comfort" letters and updates obtained in secondary underwritten offerings by issuers with similar market capitalization and reporting and financial histories, provided that the letter described in this clause (2) shall only be required to the extent such letters are being issued in respect of nonunderwritten secondary offerings under then prevailing accounting practices; and (3) deliver a certificate of a senior executive officer of the Company to cover matters no more extensive in scope than those matters customarily covered in officer's certificates delivered in connection with underwritten offerings by issuers with similar market capitalization and reporting and financial histories;

               (xiii) provide a CUSIP number for the Registrable Securities no later than the effective date of such registration statement;

               (xiv) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 60 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which the Registrable Securities are sold in an Underwritten Offering or Block Trade, which earnings statements shall cover such 12- month periods;

               (xv) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.; and

               (xvi) make  available for  inspection by  representatives  of the
          Holders of the Registrable Securities covered by such Registration Statement, any underwriters participating in any disposition pursuant to such registration, and any attorneys or accountants retained by the selling Holders or the underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation, including making available its officers during ordinary business hours, and permitting discussions with the independent public accountants who have certified the Company's most recent annual financial statements, in each case to the extent necessary to enable any Holder or underwriter to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in customary form and substance reasonably satisfactory to the Company, prior to the release or disclosure to them of any such information, records or documents.

         (b) Holder Information. The Company may require each selling Holder to furnish to the Company such information regarding such Holder and the distribution of Registrable Securities to be sold by such Holder as the Company may from time to time reasonably request in writing.

         (c) Occurrence of Certain Events. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(ii)(4), (6) or (7), such Holder will forthwith refrain from disposing or discontinue disposition of Registrable Securities pursuant to the then current Prospectus until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. The Company shall use its best efforts to limit the duration of any discontinuance with respect to the disposition of Registrable Securities pursuant to this paragraph. If the Company shall deliver any notice in accordance with this
Section 6(c), the Company shall extend the period during which the Shelf Registration Statement is required to be effective pursuant to clause (i) of
Section 2(a) by the number of days during which the disposition of Registrable Securities is prohibited pursuant to this Section 6(c).

         (d) Additional Procedures. If the Holders become entitled, pursuant to an event described in clause (ii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in the Shelf Registration Statement subsequent to the date the Shelf Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the Shelf Registration Statement, the Company, as promptly as reasonably practicable, shall file, in accordance with the procedures more particularly set forth in Section 6(a), an additional Shelf Registration Statement with respect to any such Registrable Securities. The Company shall use its best efforts to have any such additional Registration Statement declared effective as promptly as reasonably practicable after such filing and to keep such additional Shelf Registration Statement continuously effective during the period specified in Section 2(a).

         SECTION 7. HOLDBACK AGREEMENTS.

         (a) Hold-Back Election. Subject to Section 7(c) and the final two sentences of this Section 7(a), in the case of any Underwritten Offering by the Company, whether for its own account or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company, each Holder agrees, if and to the extent requested in writing by the managing underwriter or underwriters administering such offering as promptly as reasonably practicable prior to the commencement of the 7-day period referred to below (a "Hold-Back Election"), not to effect any public sale or distribution of securities of the Company except as part of such Underwritten Offering, during the period beginning seven (7) days prior to the closing date of such underwritten offering and during the period ending on the earlier of (i) forty-five (45) days after such closing date and (ii) the date such sale or distribution is permitted by such managing underwriter or underwriters, provided that, if and to the extent it is reasonable to do so, the Company will request of the managing underwriter or underwriters to permit such sale or distribution prior to the date permitted under clause (i) above. Notwithstanding the foregoing provisions of this Section 7(a), no Holder shall be obligated to refrain from making any public sale or distribution of securities of the Company in the case of any underwritten secondary offering initiated at the request of any Person who has not agreed in writing to expressly recognize and give effect to the Holders' rights under Section 7(d) and to be subject to provisions that are at least as favorable to the Holders as the provisions contained in this
Section 7(a) are to such holder. No Hold-Back Election shall be invoked or be effective until after the end of the Exclusive Period. This Section 7(a) shall cease to be of any effect following the time that Western and its subsidiaries hold, in the aggregate, less than three percent (3%) of the outstanding Common Shares.

         (b) Material Development Election. Subject to Section 7(c), the Company shall be entitled, for a period of time not to exceed thirty (30) consecutive days, to require that the Holders refrain from effecting any distribution of their Registrable Securities pursuant to the

Shelf Registration Statement if the chief executive officer of the Company determines in his reasonable good faith judgment that, in accordance with his understanding of the disclosure requirements of applicable securities law, such distribution would require disclosure of any financing (other than an underwritten secondary offering of any securities of the Company), acquisition, corporate reorganization or other transaction or development involving the Company or any subsidiary of the Company that is or would be material to the Company and that, in the reasonable good faith business judgment of such chief executive officer, such disclosure would not at that time be in the best interests of the Company (a "Material Development Election"). The Company shall, as promptly as practicable, give the Holders written notice of any such Material Development Election. If the Holders have been required to refrain from disposing of their Registrable Securities as a result of a Material Development Election, the Company shall, as promptly as practicable following the determination that the Holders may recommence such sales, notify such Holders in writing of such determination (but in any event no later than the end of such 30-day period).

         (c) Limitation. In no event shall the restrictions under Section 7(a) or Section 7(b), pursuant to one or more Hold-Back Elections or Material Development Elections, remain in effect for more than seventy-five (75) days in the aggregate in any calendar year; provided that the restrictions under Section 7(b) pursuant to two or more Material Development Elections shall not remain in effect for more than forty-five (45) days in the aggregate in calendar year 1997. In addition, if any Hold-Back Election or Material Development Election shall be exercised, the period during which the Shelf Registration Statement is required to be effective pursuant to clause (i) of Section 2(a) shall be extended by the number of days during which the disposition of Registrable Securities is prohibited pursuant to such elections.

         (d) Company Hold-Back. In the case of any Underwritten Offering of Registrable Securities pursuant to Section 3, the Company agrees, if and to the extent requested in writing by the managing underwriter or underwriters administering such offering, as promptly as reasonably practicable prior to the commencement of the 7-day period referred to below, not to effect any public sale or distribution (other than sales pursuant to the same Registration Statement, as permitted under this Agreement and other than any registration on Form S-8 or S-4 (or any successor or substantially similar form) or of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, (B) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger, combination or consolidation with, another corporation, or (C) a dividend reinvestment plan) of any securities of the Company during the period beginning seven (7) days prior to the closing date of each underwritten offering of Registrable Securities and during the period ending on the earlier of (i) forty-five (45) days after such closing date and (ii) the date such sale or distribution is permitted by such managing underwriter or underwriters; provided that, if and to the extent it is reasonable to do so, the Holders will request of the managing underwriter or underwriters to permit such sale or distribution prior to the date permitted under clause (i) above. Any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities similar to the Registrable Securities shall contain a provision under which any holder of such securities agrees not to effect any public sale or distribution of any such securities during the period described in the preceding sentence, unless such holder, together with its affiliates, holds less than three percent (3%) of the outstanding Common Shares.

         (e) Exclusive Period. The Company shall not effect any Underwritten Offering of Common Shares during the Exclusive Period, other than (x) an Underwritten Offering of Registrable Securities and (y) an Underwritten Offering of Common Shares for the benefit of a shareholder in satisfaction of registration rights granted by the Company to such shareholder prior to the date of this Agreement, as listed on Appendix I to this Agreement.

         SECTION 8. REGISTRATION EXPENSES. (a) General. Except as otherwise set forth in this section, each of the Company, on the one hand, and the Holders, on the other, will bear it own costs in connection with this Agreement, including without limitation, internal expenses (including, without limitation, all salaries and expenses of its officers and employees), fees and disbursements of its outside counsel and its independent public accountants and fees and expenses of any other experts or advisors.

         (b) Company Expenses. The Company shall pay all printing expenses (including expenses of printing and disseminating Prospectuses or any other necessary documentation). The Company shall also pay all registration and filing fees and fees and expenses of compliance with state securities or blue sky laws, including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom), in respect of Common Shares sold by the Company in any Underwritten Offering, including pursuant to Section 5(a)(ii).

         (c) Holder Expenses. The Holders shall pay all registration and filing fees and fees and expenses of compliance with state securities or blue sky laws, including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom), in respect of the Registrable Securities. The Holders shall also pay all expenses incurred by the Company in connection with the participation in any "road show" of members of the Company's management up to $100,000.


         SECTION 9. INDEMNIFICATION.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder, its officers, directors, employees, partners, principals, equity holders, managed or advised accounts, advisors and agents, and each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities, expenses, actions and proceedings (including reasonable costs of investigation and reasonable legal fees and expenses) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be contained in, any Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Holder or any underwriters expressly for use therein. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested.

         (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, expenses actions and proceedings (including reasonable costs of investigation and reasonable legal fees and expenses) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be contained in, the Registration Statement or Prospectus, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder to the Company specifically for inclusion therein. The Company and the other persons described above shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

         (d) Contribution. If for any reason the indemnification provided for in
Section 9(a) or Section 9(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 9(a) and Section 9(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations, provided, that no indemnifying Holder shall be required to contribute an amount greater than the dollar amount of the net proceeds received by such indemnifying Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of any indemnifying or of any indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying or indemnified party or its affiliates or representatives, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by (i) pro rata allocation (even if all Holders or any agents for the Holders or any underwriters of the Registered Securities, or all of them, were treated as one entity for such purpose), or (ii) by any other method that does not take into account the equitable consideration referred to in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

         SECTION 10. UNDERWRITERS.

         (a) Selection of Underwriters under Shelf Registration Statement. Each underwriter for any Underwritten Offering under the Shelf Registration Statement shall be mutually acceptable to the Company and the Holders. The Company shall have no right to select or approve any investment banking firm to act on behalf of the Holders in respect of any Block Trade.

         (b) Selection of Underwriters on Certain Piggyback Offerings. The Company will consult in good faith with the Holders regarding the selection of underwriters in any Underwritten Offering of the Company in which the Holders participate in accordance with the provisions of Section 5(a)(iii) or Section 5(a)(iv), provided that the selection of underwriters for such offering shall be as determined by the Company.

         (c) Approved Underwriting Arrangements. No Holder may participate in any Underwritten Offering of Registrable Securities hereunder, unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the managing underwriters for the Underwritten Offering, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 10 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

         SECTION 11. NO INCONSISTENT AGREEMENTS. The Company has not previously and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         SECTION 12. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this Section 12, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the consent in writing of the Company and the Holders.

         SECTION 13. REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. Each of the Company and the Holders agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         SECTION 14. NOTICES; DESIGNATED HOLDER. (a) Delivery. All notices, documents and other communications required or permitted to be delivered hereunder shall, in the case of notices and communications, be in writing and shall be delivered by hand-delivery, registered first-class mail, telecopier, or air-courier guaranteeing overnight delivery:

               (i) If to the Holders, or any of them, to the Designated Holder, c/o Western Resources, Inc., 818 Kansas Avenue, Topeka, Kansas 66612, attention John K. Rosenberg, Esq., telecopier number (913) 575-1788, confirm number (913) 575-6535, with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, attention Neil T. Anderson, Esq., telecopier number (212) 558-3588, confirmation number (212) 558-4000;

               (ii) If to the Company, Tyco International Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda, telecopier number (441) 292-8666, confirm number (441) 295-2244; with a copy to Kramer, Levin, Naftalis & Frankel, 919 Third Avenue,

          New York, New York 10022, attention Abbe L. Dienstag, Esq., telecopier number (212) 715-8000, confirmation number (212) 715-9100; or

               (iii) At such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 14.

         (b) Receipt. All such notices and other communications shall be deemed to have been delivered and received (x) in the case of personal delivery, telecopier or telegram, on the date of such delivery, (y) in the case of air courier, on the Business Day after the date when sent and (z) in the case of mailing, on the third Business Day following such mailing.

         (c) Designated Holder. Any action required or permitted to be taken by the Holders pursuant to this Agreement, including delivery of any notice to the Company hereunder, shall be taken by the Designated Holder on behalf of one or more Holders or all of the Holders, as the case may be, and the Company shall not be required to take any action or refrain from taking any action under this Agreement on the basis of any notice of a Holder other than the Designated Holder; provided, however, that nothing in this Section shall relieve any Holder from any of it obligations or liabilities under this Agreement.

         SECTION 15. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. No party may assign its rights or obligations under this Agreement to any other Person, except that any Holder may assign its rights hereunder to any other Holder.

         SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION  17.   HEADINGS.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF THE CONFLICT OF LAWS THEREOF.

         SECTION 19. JURISDICTION; FORUM. Each party hereto consents and submits to the exclusive jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 14, addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

         SECTION 20. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         SECTION 21. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         SECTION 22. ATTORNEYS' FEES. In any proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.


         SECTION 23. GUARANTEE. Western does hereby agree to cause each Person who is or at any time was a Holder to perform its obligations under this Agreement, including, without limitation, with respect to indemnification, and a breach of this Agreement by any such Person shall be deemed a breach of this Agreement by Western.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                   WESTAR CAPITAL, INC.




                                   By:  /s/ Rita A. Sharpe
                                        ------------------
                                        Name: Rita A. Sharpe
                                        Title: Chairman of the Board,
                                               President
                                               and Chief Executive Officer



                                   WESTERN RESOURCES, INC.



                                   By:  /s/ John K. Rosenberg
                                        ---------------------
                                        Name: John K. Rosenberg
                                       Title: Executive Vice President
                                              and General Counsel



                                   TYCO INTERNATIONAL LTD.



                                   By:  /s/ Mark H. Swartz
                                        -----------------
                                       Name: Mark H. Swartz
                                       Title: Executive Vice President
                                              Chief Financial Officer

                                   APPENDIX I


                      SHAREHOLDERS WITH REGISTRATION RIGHTS
                          FOR AN UNDERWRITTEN OFFERING
                        AS OF THE DATE OF THIS AGREEMENT


                        Shareholder                            Number of Shares
                        -----------                            ----------------


         Michael Ashcroft                                         3,850,640

         Stephen Ruzika                                             621,717

         Certain holders of A Warrants or                            92,108
         B Warrants to acquire Common Shares
         and certain holders of Common Shares
         acquired upon the exercise of such
         Warrants